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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): January 9, 2001




                           @TRACK COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

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
         DELAWARE                              0-26140                     51-0352879
-------------------------------           ----------------           ----------------------
(State or Other Jurisdiction of           (Commission File              (I.R.S. Employer
Incorporation or Organization)                Number)                Identification Number)
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                     1155 Kas Drive, Richardson, Texas 75081
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 301-2000



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)





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ITEM 5. OTHER EVENTS.

         On January 9, 2001, @Track Communications, Inc. entered into a Letter of Understanding with MinorPlanet Systems PLC, a United Kingdom corporation. Under the proposed transaction, MinorPlanet will purchase 10,000,000 shares of @Track's common stock for $10,000,000 USD. Additionally, @Track shall acquire the exclusive right and perpetual, royalty-free license to market, resell, distribute and operate MinorPlanet's VMI advanced vehicle data collection technologies and services throughout North America in exchange for the issuance to MinorPlanet of an additional 140,000,000 shares of @Track's common stock and the granting to MinorPlanet of the right and perpetual, royalty-free license to market, resell, distribute and operate @Track's vehicle location technologies throughout the United Kingdom on an exclusive basis, and the right and perpetual, royalty-fee license to market, resell, distribute and operate @Track's vehicle location technologies throughout the rest of the world (excluding North America) on a non-exclusive basis.

         @Track, MinorPlanet and the majority holder (the "Majority Holder") of over 70% of @Track's 13 3/4% Senior Notes due 2005, entered into a separate Letter of Understanding on January 9, 2001. Under this proposed transaction, each increment of $1,000 in principal amount of Senior Notes held by the Majority Holder would be exchanged for 794.87 shares of @Track's common stock, subject to adjustment, and the Majority Holder would receive a cash payment for all accrued interest through and including December 15, 2000, of $34.38 per $1,000 in principal of the Senior Notes, and the balance of any interest accrued thereafter under the Senior Notes would be waived by the Majority Holder. @Track has also agreed to commence a tender offer to purchase all of the remaining outstanding Senior Notes held by all other Senior Note holders under the same terms.

         The closing of each of the proposed transactions are subject to several significant contingencies, including, without limitation, the satisfactory completion of due diligence reviews by both parties, the negotiation and execution of definitive transaction documents, the receipt of approval by @Track's stockholders, regulatory and other contractual, third party and stockholder approvals, and the approval of @Track's Board of Directors. The proposed transactions contemplated by each Letter of Understanding are contingent upon the consummation of the transactions contemplated by the other. A copy of the press release relating to these transactions is attached hereto as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

         99.1     Press Release dated January 10, 2001




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        @Track Communications, Inc.



                                    /s/ Jana A. Bell
                                    -------------------------------------------
                                        Jana A. Bell
                                        President and Chief Executive Officer

Date: January 16, 2001



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                                  EXHIBIT LIST


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
EXHIBIT
NUMBER         DESCRIPTION
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
  99.1         Press Release dated January 10, 2001
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